Exhibit k.

Working Capital Loans From Officers and Directors

WORKING CAPITAL LOANS
from
OFFICERS & DIRECTORS

12% Demand Notes
Balance as of September 30, 2001

Donald F. Evans

CYBERLUX CORPORATION

Promissory Note

Date 07/10/00 9; 9; 9;	$6,000.00 9; 9; 9;

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

Donald F. Evans

at                 50 Orange Road, Pinehurst, NC 28374

the sum of Six Thousand & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 26th day of June in the year 2000.

/s/ Donald F. Evans	/s/ David D. Downing
President	Treasurer

CYBERLUX CORPORATION

Promissory Note

Date 01/10/01	$6,000.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

Donald F. Evans

at                     50 Orange Road, Pinehurst, NC 28370

the sum of Six Thousand & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 10th day of Jan in the year 2001.

/s/ Donald F. Evans	/s/ John W. Ringo
President	Secretary

CYBERLUX CORPORATION

Promissory Note

Date 2/5/01	$3,500.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

Donald F. Evans

at                     50 Orange Road, Pinehurst, NC 28370

the sum of Three Thousand Five Hundred & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 5th day of FEB in the year 2001.

/s/ Donald F. Evans	/s/ John W. Ringo
President	Secretary

CYBERLUX CORPORATION

Promissory Note

Date 3/12/01	$2,000.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

Donald F. Evans

at                     50 Orange Road, Pinehurst, NC 28370

the sum of Two Thousand & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 12th day of March in the year 2001.

/s/ Donald F. Evans	/s/ John W. Ringo
President	Secretary

CYBERLUX CORPORATION

Promissory Note

Date 4/3/01	$15,000.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

Donald F. Evans

at                     50 Orange Road, Pinehurst, NC 28370

the sum of Fifteen Thousand & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 9th day of April in the year 2001.

/s/ Donald F. Evans 9;	/s/ John W. Ringo
President	Secretary

WORKING CAPITAL LOANS
from
OFFICERS & DIRECTORS

12% Demand Notes
Balance as of September 30, 2001

David D. Downing

CYBERLUX CORPORATION

Promissory Note

Date 3/19/01 9; 9; 9;	$5,000.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

David D. Downing

at                     100 Country Meadow Drive, Marietta, OH 45750

the sum of Five Thousand & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 19th day of March in the year 2001.

/s/ Donald F. Evans	/s/ David D. Downing
President	Treasurer

CYBERLUX CORPORATION

Promissory Note

Date 3/27/01	$5,000.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

David D. Downing

at                     100 Country Meadow Drive, Marietta, OH 45750

the sum of Five Thousand & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 27th day of March in the year 2001.

/s/ Donald F. Evans	/s/ David D. Downing
President	Treasurer

CYBERLUX CORPORATION

Promissory Note

Date 4/9/01	$10,000.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

David D. Downing

at                     100 Country Meadow Drive, Marietta, OH 45750

the sum of Ten Thousand & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 9th day of April in the year 2001.

/s/ Donald F. Evans	/s/ David D. Downing
President	Treasurer

CYBERLUX CORPORATION

Promissory Note

Date 4/17/01	$5,000.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

David D. Downing

at                 100 Country Meadow Drive, Marietta, OH 45750

the sum of Five Thousand & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 17th day of April in the year 2001.

/s/ Donald F. Evans	/s/ David D. Downing
President	Treasurer

CYBERLUX CORPORATION

Promissory Note

Date 4/17/01	$5,000.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

David D. Downing

at             100 Country Meadow Drive, Marietta, OH 45750

the sum of Five Thousand & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 19th day of April in the year 2001.

/s/ Donald F. Evans	/s/ David D. Downing
President	Treasurer

CYBERLUX CORPORATION

Promissory Note

Date 4/25/01	$5,000.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

David D. Downing

at                     100 Country Meadow Drive, Marietta, OH 45750

the sum of Five Thousand & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 25th day of April in the year 2001.

/s/ Donald F. Evans	/s/ David D. Downing
President	Treasurer

CYBERLUX CORPORATION

Promissory Note

Date 5/16/01	$5,000.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

David D. Downing

at                     100 Country Meadow Drive, Marietta, OH 45750

the sum of Five Thousand & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 16th day of May in the year 2001.

/s/ Donald F. Evans	/s/ David D. Downing
President	Treasurer

CYBERLUX CORPORATION

Promissory Note

Date 5/22/01	$5,000.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

David D. Downing

at                     100 Country Meadow Drive, Marietta, OH 45750

the sum of Five Thousand & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 22th day of May in the year 2001.

/s/ Donald F. Evans	/s/ David D. Downing
President	Treasurer

CYBERLUX CORPORATION

Promissory Note

Date 6/05/01	$3,000.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

David D. Downing

at 100 Country Meadow Drive, Marietta, OH 45750

the sum of Three Thousand & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 5th day of June in the year 2001.

/s/ Donald F. Evans	/s/ David D. Downing
President	Treasurer

CYBERLUX CORPORATION

Promissory Note

Date 7/9//01	$4,000.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

David D. Downing

at                     100 Country Meadow Drive, Marietta, OH 45750

the sum of Four Thousand & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 11th day of July in the year 2001.

/s/ Donald F. Evans	/s/ David D. Downing
President	Treasurer

WORKING CAPITAL LOANS

from

OFFICERS & DIRECTORS

12% Demand Notes

Balance as of September 30, 2001

Alan H. Ninneman

CYBERLUX CORPORATION

Promissory Note

Date 3/5/01	$4,500.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

Alan H. Ninneman

at                     17 Barberry Court, Corrales, NM 80748

the sum of Four Thousand Five Hundred & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 5th day of March in the year 2001.

/s/ Donald F. Evans	/s/ Alan H. Ninneman
President	SeniorVice President

CYBERLUX CORPORATION

Promissory Note

Date 3/31/01	$745.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

Alan H. Ninneman

at                     17 Barberry Court, Corrales, NM 80748

the sum of Seven Hundred Forty Five & No/100 Dollars, with interest accrued thereon at 12% interest per annum, On Demand. This short-term debt transaction is approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 31th day of March in the year 2001.

/s/ Donald F. Evans	/s/ Alan H. Ninneman
President	Senior Vice President

WORKING CAPITAL LOANS

from

OFFICERS AND DIRECTORS

12% Demand Notes

Balance as of September 30, 2001

Mike Kelly

CYBERLUX CORPORATION

Promissory Note with Stock Purchase Warrant Attached

Date 6/15/00	$5,000.00

FOR VALUE RECEIVED Cyberlux Corporation promises to pay to the order of

Mike Kelly

at                     6306 Ridgecrest Drive, Little Rock, AR 72205

the sum of Five Thousand & No/100 Dollars, with interest accrued thereon at 10% interest per annum, on or before July 31, 2000 and recognizes entitlement of the bearer of this note, upon presentment of the attached warrant certificate at the offices of the Company, to an option (warrant) to purchase up to 25,000 shares of Cyberlux common stock at 10/100 Dollars on or before July 31, 2001. This note and warrant entitlement approved by the Directors of Cyberlux Corporation as evidenced by signature of the undersigned on this 15th day of June in the year 2000.

/s/ Donald F. Evans	/s/ Julian W. King
President	Vice President